THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED

PROMISSORY NOTE

$2,000,000.00
New York, New York

May______, 2006

FOR VALUE RECEIVED, RG America, Inc., a Nevada corporation (the "Company"), promises to pay to (the "Holder"), or its assigns, the principal sum of Two Million Dollars ($2,000,000.00), or such lesser amount as shall equal the outstanding principal amount subscribed to hereof and hereby noted on the signature page below, together with interest from the date of this Note on the unpaid principal balance at a rate equal to twelve percent (12%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the "Maturity Date" which date shall be the earlier of (i) August 30, 2006, or (ii) closing and partial funding of debt facility or at least $3,000,000 of equity placement, or (iii) upon or after the occurrence of an Event of Default (as defined below).

The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:

1. DEFINITIONS. As used in this Note, the following capitalized terms have the following meanings:

(a) the "Company" includes the corporation initially executing this Note and any Person which shall succeed to or assume the obligations of the Company under this Note.

(b) "Certificate" shall mean the Restated Articles of Incorporation of Company as in effect on the date hereof.

(c) "Equity Securities" of any Person shall mean (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

(d) "Event of Default" has the meaning given in Section 7 hereof.

(e) "Financial Statements" shall mean, with respect to any accounting period for any Person, statements of operations, retained earnings and cash flows of such Person for such period, and balance sheets of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding fiscal year, all prepared in reasonable detail and in accordance with generally accepted accounting principles (except, with respect to monthly or quarterly financials, for footnotes and year end adjustments). Unless otherwise indicated, each reference to Financial Statements of any Person shall be deemed to refer to Financial Statements prepared on a consolidated basis.

(f) "Holder" shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the holder of this Note.

(g) "Indebtedness" shall mean and include the aggregate amount of, without duplication (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations to pay the deferred purchase price of property or services (other than accounts payable incurred in the ordinary course of business determined in accordance with generally accepted accounting principals), (d) all obligations with respect to capital leases, (e) all guaranty obligations; (f) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (g) all reimbursement and other payment obligations, contingent or otherwise, in respect of letters of credit and/or obligations under taxing authorities.

(h) "Investment" of any Person shall mean any loan or advance of funds by such Person to any other Person (other than advances to employees of such Person for moving and travel expense, drawing accounts and similar expenditures in the ordinary course of business), any purchase or other acquisition of any Equity Securities or Indebtedness of any other Person, any capital contribution by such Person to or any other investment by such Person in any other Person (including, without limitation, any Indebtedness incurred by such Person of the type described in clauses (a) and (b) of the definition of "Indebtedness" on behalf of any other Person); provided, however, that Investments shall not include accounts receivable or other indebtedness owed by customers of such Person, which are current assets and arose from sales or non-exclusive licensing in the ordinary course of such Person's business.

(i) "Lien" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or

similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

(j) "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, operations, or financial or other condition of the Company; (b) the ability of the Company to pay or perform the Obligations in accordance with the terms of this Note and the other Transaction Documents and to avoid a default or Event of Default under any Transaction Document; or (c) the rights and remedies of Holder under this Note, the other Transaction Documents or any related document, instrument or agreement.

(l) "Obligations" has the meaning given in Section 1 of the Security Agreement.

(m) "Permitted Indebtedness" means:

(i) Indebtedness of Company in favor of the Holder arising under this Note;

(ii) The existing Indebtedness disclosed on the RG AMERICA Disclosure Schedule (the "Schedule");

(iii) Indebtedness to trade creditors, including, without limitation, affiliates of Company, incurred in the ordinary course of business;

(iv) Other Indebtedness of Company, not exceeding $1.0 million in the aggregate outstanding at any time;

(v) Contingent obligations of Company consisting of guarantees (and other credit support) of the obligations of vendors and suppliers of Company in respect of transactions entered into in the ordinary course of business;

(vi) Indebtedness with respect to capital lease obligations and Indebtedness secured by Permitted Liens;

(vii) Extensions, renewals, refundings, refinancings, modifications, amendments and restatements of any of the items of Permitted Indebtedness (a) through (f) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Company.

(n) "Permitted Investments" shall mean and include: (a) deposits with commercial banks organized under the laws of the United States or a state thereof to the extent such deposits are fully insured by the Federal Deposit Insurance Corporation; (b) Investments in marketable obligations issued or fully guaranteed by the United States and maturing not more than one (1) year from the date of issuance; (c) Investments in open market commercial paper rated at least "A1" or "P1" or higher by a national credit rating

agency and maturing not more than one (1) year from the creation thereof; (d) Investments pursuant to or arising under currency agreements or interest rate agreements entered into in connection with bona fide hedging arrangements; (e) Investments consisting of deposit accounts of the Company in which the Holder has a perfected security interest and deposit accounts of its Subsidiaries maintained in the ordinary course of business; (f) Investments existing on the Closing Date disclosed in the Schedule; (g) Extensions of credit in the nature of accounts receivable or notes receivable arising from the same or lease of goods or services in the ordinary course of business; (h) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; (i) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business; (j) Investments consisting of (i) compensation of employees, officers and directors of borrower so long as the Board of Directors of Company determines that such compensation is in the best interests of Company, (ii) travel advances, employee relocation loans and other employee loans and advances in the ordinary course of business, (iii) loans to employees, officers or directors relating to the purchase of equity securities of Company, (iv) other loans to officers and employees approved by the Board of Directors; and (k) other Investments aggregating not in excess of $1,000,000 at any time.

(o) "Permitted Liens" shall mean and include: (i) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith, provided provision is made to the reasonable satisfaction of Holder for the eventual payment thereof if subsequently found payable; (ii) Liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith, provided provision is made to the reasonable satisfaction of Holder for the eventual payment thereof if subsequently found payable; (iii) deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations of surety or appeal bonds or to secure indemnity, performance or other similar bonds in the ordinary course of business; (iv) Liens securing obligations under a capital lease if such lease is permitted under the Security Agreement and such Liens do not extend to property other than the property leased under such capital lease; (v) Liens upon any equipment acquired or held by Company or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment; (vi) easements, reservations, rights of way, restrictions, minor defects or irregularities in title and other similar charges or affecting the value or use of such property; (vii) Liens in favor of the Holder; (viii) Liens existing on the date hereof in favor of holders of Senior Indebtedness; (ix) any liens existing as of the date hereof and disclosed in the Schedule; (x) liens on equipment leased by Company pursuant to an operating lease in the ordinary course of business (including proceeds thereof and accessions thereto) incurred solely for the purpose of financing the lease of such

equipment (including Liens arising from UCC financing statements regarding such leases); (xi) liens arising from judgements, decrees or attachments to the extent and only so long as such judgment, decree or attachment does not constitute an Event of Default under 7(h); (xii) liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (xiii) liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights off setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; and (xiv) liens incurred in connection with the extension, renewal, refunding, refinancing, modification, amendment or restatement of the indebtedness secured by Liens of the type described in clauses (i) and (xiii) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

(p) "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

(q) "Senior Indebtedness" shall mean the principal of, unpaid interest on and other amounts due in connection with the Company's Business Loan Agreement with Laurus Master Fund in an amount not to exceed $10 million at any time.

(r) "Preferred shares" shall mean the Company's presently authorized Preferred Stock.

(s) "Subsidiary" shall mean (a) any corporation of which more than 50% of the issued and outstanding equity securities having ordinary voting power to elect a majority of the Board of Directors of such corporation is at the time directly or indirectly owned or controlled by Company, (b) any partnership, joint venture, or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time directly or indirectly owned and controlled by Company (c) any other entity included in the financial statements of Company on a consolidated basis.

(t) "Transaction Documents" shall mean this Note, the Security Agreement, the Warrant (as defined in Section 11 hereof).

2. REPRESENTATIONS AND WARRANTIES OF COMPANY. The Company represents and warrants to the Holder that except as disclosed in the RG AMERICA Disclosure Schedule delivered concurrently herewith:

(a) Due Incorporation and Qualification. Each of Company and its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) has the power and authority to own,

lease and operate its properties and carry on its business as now conducted and as proposed to be conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a Material Adverse Effect.

(b) Authority. The execution, delivery and performance by Company of each Transaction Document to be executed by Company and the consummation of the transactions contemplated thereby (i) are within the power of Company and (ii) have been duly authorized by all necessary actions on the part of Company.

(c) Enforceability. Each Transaction Document executed, or to be executed, by Company has been, or will be, duly executed and delivered by Company and constitutes, or will constitute, a legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

(d) Non-Contravention. The execution and delivery by Company of the Transaction Documents executed by Company and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the Certificate of Incorporation or Bylaws of the Company or any material judgment, order, writ, decree, statute, rule or regulation applicable to Company; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which Company is a party or by which it is bound; or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of Company (other than any Lien arising under the Transaction Documents) or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to Company, its business or operations, or any of its assets or properties.

(e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Transaction Documents executed by Company and the performance and consummation of the transactions contemplated thereby.

(f) No Violation or Default. None of the Company or the Company's Subsidiaries is in violation of or in default with respect to (i) its Certificate of Incorporation or Bylaws or equivalent charter document or any material judgment, order, writ, decree, statute, rule or regulation applicable to such Person; (ii) any material mortgage, indenture, agreement, instrument or contract to which such Person is a party or by which it is bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a Material Adverse Effect.

(g) Litigation. No actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of the Company, threatened against the Company or the Company's Subsidiaries at law or in equity in any court or before any other governmental authority which if adversely determined (i) would (alone or in the aggregate) have a Material Adverse Effect or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by the Company of the Transaction Documents or the transactions contemplated thereby.

(h) Title. The Company and the Company's Subsidiaries own and have good and marketable title in fee simple absolute to, or a valid leasehold interest in, all their respective real properties and good title to their other respective assets and properties as reflected in the most recent Financial Statements delivered to Purchasers (except those assets and properties disposed of in the ordinary course of business since the date of such Financial Statements) and all respective assets and properties acquired by Company and Company's Subsidiaries since such date (except those disposed of in the ordinary course of business). Such assets and properties are subject to no Lien, except for Permitted Liens.

(i) Equity Securities. The authorized capital stock of the Company may be found in its most recent Securities and Exchange Commission 10-Q filing.

3. REPRESENTATIONS AND WARRANTIES OF HOLDER. The Holder represents and warrants to the Company that such Holder has been advised that neither this Note nor the securities which may be issued upon the conversion hereof have been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Such Holder is aware that the Company is under no obligation to effect any such registration with respect to the Note or to file for or comply with any exemption from registration. Such Holder has not been formed solely for the purpose of making this investment and is purchasing the Note to be acquired by such Holder hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. Such Holder has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Such Holder is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act.

4. INTEREST. Accrued interest on the outstanding principal balance on this Note shall be payable on the Maturity Date.

5. PREPAYMENT. The Company may prepay this Note in whole or in part; provided that any such prepayment will be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of

prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

6. CERTAIN COVENANTS. While any amount is outstanding under the Note, without the prior written consent of the Holder, which consent shall not be unreasonably withheld or delayed:

(a) Indebtedness. Neither Company nor any of its Subsidiaries shall create, incur, assume or permit to exist any Indebtedness except Senior Indebtedness and Permitted Indebtedness.

(b) Liens. Neither the Company nor any of its Subsidiaries shall create, incur, assume or permit to exist any Lien on or with respect to any of its assets or property of any character, whether now owned or hereafter acquired, except for Permitted Liens.

(c) Asset Dispositions. Neither the Company nor any of its Subsidiaries shall sell, lease, transfer, license or otherwise dispose of any of its assets or property (collectively, a "Transfer"), whether now owned or hereafter acquired, except (i) transfers in the ordinary course of its business consisting of the sale of inventory and sales of worn-out or obsolete equipment and (ii) transfers not in excess of $1.0 million for fair value and other than to any affiliate of the Company.

(d) Mergers, Acquisitions, Etc. Neither the Company nor any of its Subsidiaries shall consolidate with or merge into any other Person or permit any other Person to merge into it, or acquire all or substantially all of the assets or capital stock of any other Person.

(e) Investments. Neither the Company nor any of its Subsidiaries shall make any Investment except for Permitted Investments. Without previous notice to Holder, Company will not sell an amount greater than $100,000 in equity securities.

(f) Dividends, Redemptions, Etc. Neither the Company nor any of its Subsidiaries shall (i) pay any dividends or make any distributions on its equity securities; (ii) purchase, redeem, retire, decease or otherwise acquire for value any of its equity securities; (iii) return any capital to any holder of its equity securities; (iv) make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities; or (v) set apart any sum for any such purpose; other than payments of principal and interest on outstanding bridge loans and repurchases of shares from terminated employees pursuant to the terms of restricted stock purchase agreements, and provided, however, that any Subsidiary may pay cash dividends to Company.

(g) Indebtedness Payments. Except as set forth on RG AMERICA Disclosure Schedule (as defined in the Merger Agreement), neither the Company nor any of its Subsidiaries shall (i) prepay, redeem, purchase, decrease or otherwise satisfy in any manner prior to the scheduled repayment thereof any Indebtedness for borrowed money

(other than (A) amounts due under this Note and (B) Senior Indebtedness) or lease obligations, (ii) amend, modify or otherwise change the terms of any Indebtedness for borrowed money (other than (A) Obligations under this Note and (B) Senior Indebtedness) or lease obligations so as to accelerate the scheduled repayment thereof or (iii) repay any notes to officers, directors or stockholders.

(h) Information Rights; Notices. The Company shall furnish to the Holder the following:

(i) Quarterly Financial Statements. Within ninety (90) days after the last day of each quarter, a copy of the Financial Statements of the Company for such quarter and for the fiscal year to date, certified by the chief financial officer or controller of the Company to present fairly the financial condition, results of operations and other information presented therein and to have been prepared in accordance with generally accepted accounting principals consistently applied, subject to normal year end adjustments and except that no footnotes need be included with such Financial Statements;

(ii) Annual Financial Statements. Within ninety (90) days after the close of each fiscal year of the Company, (i) copies of the audited Financial Statements of Company for such year, audited by a recognized independent certified public accountants, (ii) copies of the unqualified opinions and management letters delivered by such accountants in connection with such Financial Statements, and (iii) a report containing a description of projected business prospects (including capital expenditures) and management's discussion and analysis of financial condition and results of operation of Company and its Subsidiaries;

(iii) SEC Reports. At such time as the Company is subject to the reporting requirement of the Exchange Act, as soon as possible and in no event later than five (5) days after they are sent, made available or filed, copies of all registration statements and reports filed by Company with the Securities and Exchange Commission and all reports, proxy statements and financial statements sent or made available by Company to its stockholders generally; and

(iv) Notice of Defaults. Promptly upon the occurrence thereof, written notice of the occurrence of any Event of Default hereunder or any event of default with respect to any Senior Indebtedness.

(i) Inspection Rights. The Holder and its representatives shall have the right, at any time during normal business hours, upon reasonable prior notice, to visit and inspect the properties of the Company and its corporate, financial and operating records, and make abstracts therefrom, and to discuss the Company's affairs, finances and accounts with its directors, officers and independent public accountants.

(j) Use of Proceeds. The Company shall use the proceeds from all borrowings under this Note solely for working capital purposes.

7. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Note and the other Transaction Documents:

(a) Failure to Pay. The Company shall fail to pay (i) when due any principal payment on the due date hereunder or (ii) any interest or other payment required under the terms of this Note or any other Transaction Document on the date due and such payment shall not have been made within five (5) days of Company's receipt of the Holder's written notice to Company of such failure to pay; or

(b) Breaches of Certain Covenants. The Company or any of its Subsidiaries shall fail to observe or perform any covenant, obligation, condition or agreement set forth in Section 6(d), 6(f) or 6(j) of this Note; or

(c) Breaches of Other Covenants. The Company or any of its Subsidiaries shall fail to observe or perform any other covenant, Transaction Documents (other than those specified in Sections 7(a) and 7(b)) and (i) such failure shall continue for fifteen (15) days, or (ii) if such failure does not result from the payment of money or the failure to pay money and is not curable within such fifteen (15) day period, but is reasonably capable of cure within forty-five (45) days, either (A) such failure shall continue for forty-five (45) days or (B) the Company or its Subsidiary shall not have commenced a cure in a manner reasonably satisfactory to the Holder within the initial fifteen (15) day period; or

(d) Representations and Warranties. Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Company to the Holder in writing in connection with this Note or any of the other Transaction Documents, or as an inducement to the Holder to enter into this Note and the other Transaction Documents, shall be false, incorrect, incomplete or misleading in any respect when made or furnished, except any such false, incorrect, incomplete or misleading statement which will not result in a Material Adverse Effect on the Company; or

(e) Other Payment Obligations. Except pursuant to the Company's Business Loan Agreement with Town North National Bank, which may be replaced with an equivalent entity indebtedness as described in the RG AMERICA Disclosure Schedule, the Company or any of its Subsidiaries shall (i)(A) fail to make any payment when due under the terms of any bond, debenture, note or other evidence of Indebtedness, including the Senior Indebtedness, to be paid by such Person (excluding this Note and the other Transaction Documents but including any other evidence of Indebtedness of Company or any of its Subsidiaries to the Holder) and such failure shall continue beyond any period of grace provided with respect thereto, or (B) default in the observance or performance of any other agreement, term or condition contained in any such bond, debenture, note or other evidence of Indebtedness, and (ii) the effect of such failure or default is to cause, or permit the holder or holders thereof to cause, Indebtedness in an aggregate amount of Two Hundred Fifty Thousand Dollars

($250,000) or more to become due prior to its stated date of maturity, unless such acceleration shall have been rescinded and such failure to pay cured within thirty (30) days from the date of such acceleration; or

(f) Voluntary Bankruptcy or Insolvency Proceedings. The Company or any of its Subsidiaries shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

(g) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or any of its Subsidiaries or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or any of its Subsidiaries or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement; or

(h) Judgments. A final judgment or order for the payment of money in excess of Two Hundred Fifty Thousand Dollars ($250,000) (exclusive of amounts covered by insurance issued by an insurer not an affiliate of Company) shall be rendered against the Company or any of its Subsidiaries and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of the property of the Company or any of its Subsidiaries and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy; or

(i) Transaction Documents. Any Transaction Document or any material term thereof shall cease to be, or be asserted by the Company not to be, a legal, valid and binding obligation of Company enforceable in accordance with its terms or if the Liens of the Holder in any of the assets of Company or its Subsidiaries shall cease to be or shall not be valid and perfected Liens or the Company or any Subsidiary shall assert that such Liens are not valid and perfected Liens.

8. RIGHTS OF HOLDER UPON DEFAULT. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 7(f) and

7(g)) and at any time thereafter during the continuance of such Event of Default, the Holder may, by written notice to the Company, declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 7(f) and 7(g), immediately and without notice, all outstanding Obligations payable by Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

9. SUBORDINATION. The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of the Senior Indebtedness.

(a) Insolvency Proceedings. If there shall occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Company, (i) no amount shall be paid by the Company in respect of the principal of, interest on or other amounts due with respect to this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and (ii) no claim or proof of claim shall be filed with the Company by or on behalf of Holder of this Note which shall assert any right to receive any payments in respect of the principal of and interest on this Note except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding.

(b) Default on Senior Indebtedness. If there shall occur an event of default which has been declared in writing with respect to any Senior Indebtedness, as defined therein, or in the instrument under which it is outstanding, permitting the holder to accelerate the maturity thereof and the Holder shall have received written notice thereof from the holder of such Senior Indebtedness, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Note, unless within one hundred eighty (180) days after the happening of such event of default, the maturity of such Senior Indebtedness shall not have been accelerated. Not more than one notice may be given to Holder pursuant to the terms of this Section 9(b) during any 360 day period.

(c) Further Assurances. By acceptance of this Note, the Holder agrees to execute and deliver customary forms of subordination agreement requested from time to

time by holders of Senior Indebtedness, and as a condition to the Holder's rights hereunder, the Company may require that the Holder execute such forms of subordination agreement; provided that such forms shall not impose on the Holder terms less favorable than those provided herein and in the Security Agreement.

(d) Other Indebtedness. No indebtedness which does not constitute Senior Indebtedness shall be senior in any respect to the indebtedness represented by this Note.

(e) Subrogation. Subject to the payment in full of all Senior Indebtedness, the Holder shall be subrogated to the rights of the holder(s) of such Senior Indebtedness (to the extent of the payments or distributions made to the holder(s) of such Senior Indebtedness pursuant to the provisions of this Section 9) to receive payments and distributions of assets of the Company applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of this Note; and for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which the Holder would be entitled except for the provisions of this Section 9 shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness.

(f) No Impairment. Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 9 to receive cash, securities or other properties otherwise payable or deliverable to the Holder, nothing contained in this Section 9 shall impair, as between the Company and the Holder, the obligation of the Company, subject to the terms and conditions hereof, to pay to the Holder the principal hereof and interest hereon as and when the same become due and payable, or shall prevent the Holder, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

(g) Lien Subordination. Any Lien of the Holder, whether now or hereafter existing in connection with the amounts due under this Note, on any assets or property of the Company or any proceeds or revenues therefrom which the Holder may have at any time as security for any amounts due and obligations under this Note shall be subordinate to all Liens now or hereafter granted to a holder of Senior Indebtedness by Company or by law, notwithstanding the date, order or method of attachment or perfection of any such Lien or the provisions of any applicable law.

(h) Reliance of Holders of Senior Indebtedness. The Holder, by its acceptance hereof, shall be deemed to acknowledge and agree that the foregoing subordination provisions are, and are intended to be, an inducement to and a consideration of each holder of Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the creation of the indebtedness evidenced by this Note, and each such holder of Senior Indebtedness shall be deemed

conclusively to have relied on such subordination provisions in acquiring and holding, or in continuing to hold, such Senior Indebtedness.

10. WARRANTS. Each Warrant offered hereby entitles the holder to purchase 50% of the Note amount, at an initial exercise price equal to $1.32 (One dollar and thirty-two cents). The Warrant survives for a period of 2 (two) years from the date when it is issues, subject to adjustment in the event of stock splits, stock dividends, reclassifications or other similar transactions. The Warrant will be exercisable until 5 p.m. Eastern Standard Time for a period of 2 (two) years from the date when it is issued.

The Warrants may be exercised by surrendering the warrant certificates evidencing the Warrants to be exercised with the accompanying form of election to purchase, together with payment of the aggregate exercise price in cash.

The Warrant will be exercisable on a cash basis and will have "piggy-back" registration rights.

The holders of the Warrants have no right to vote on matters submitted to our stockholders and have no right to receive any dividends which may be declared on our Common Stock. The holders of the Warrants will not be entitled to share in our assets in the event of liquidation, dissolution or the winding up of the Company. If a bankruptcy or reorganization is commenced by or against the Company, a bankruptcy court may hold that unexercised Warrants are executory contracts which may be subject to rejection by us, and the holders of the Warrants may, even if sufficient funds are available, receive nothing or less than they would have been entitled to if they had exercised their Warrants prior to the commencement of any bankruptcy case.

11. SUCCESSORS AND ASSIGNS. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Holder or by the Holder without the prior written consent of the Company. Subject to the foregoing and the restrictions on transfer described in Section 15 below, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

12. WAIVER AND AMENDMENT. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder.

13. TRANSFER OF THIS NOTE OR SECURITIES ISSUABLE ON CONVERSION HEREOF. With respect to any offer, sale or other disposition of this Note or any securities into which this Note may be converted, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Holder's counsel, to the effect that such offer, sale

or other distribution may be effected without registration or qualification under any federal or state law then in effect. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested and subject to Section 13, the Company, as promptly as practicable, shall notify the Holder that the Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 15 that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

14. NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery, addressed (i) if to the Holder, at such Holder's address set forth at the end of this Agreement, or at such other address as such Holder shall have furnished the Company in writing, or (ii) if to the Company, at its address set forth at the end of this Agreement, or at such other address as the Company shall have furnished to the Holder in writing. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

15. PAYMENT. Payment shall be made in lawful tender of the United States.

16. DEFAULT RATE; USURY. During any period in which an Event of Default has occurred and is continuing, the Company shall pay interest on the unpaid principal balance hereof at a rate per annum equal to the rate otherwise applicable hereunder plus two percent (2%). In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

17. EXPENSES; WAIVERS. If action is instituted to collect this Note, the Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with such action. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument. The Company shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Holder with respect to the enforcement or attempted enforcement of any of the obligations of the Company to the Holder under the Transaction Documents or in preserving any of the Holder's rights and remedies (including, without limitation, all such fees and expenses incurred in

connection with any "workout" or restructuring affecting the Transaction Documents or the obligations thereunder or any bankruptcy or similar proceeding involving Company or any of its Subsidiaries)

17 REPLACEMENT NOTE. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof; the Company, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on such Note or, if no interest shall have yet been so paid, dated the date of such Note

18 GOVERNING LAW This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the conflicts of law provisions of the State of Texas or of any other state

IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above

By: Amount:

Name:

Address: _

Accepted and Agreed to, as of 2006:

By:

Its: